Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, August 28, 2025 – Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on August 11, 2025 (ex-date August 11, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	August 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.012	1.0%
Net Realized Short-Term Capital Gains	0.180	100.0%	0.286	22.7%
Net Realized Long-Term Capital Gains	0.000	0.0%	0.154	12.2%
Return of Capital (or other Capital Source)	0.000	0.0%	0.808	64.1%

Total Distribution	$0.180	100.0%	$1.260	100.0%

(1)	Fiscal year started February 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

July 31, 2025
Average Annual Total Return on NAV for the 5-year period (2)	10.01%
Annualized Current Distribution Rate (3)	9.16%
Fiscal YTD Cumulative Total Return on NAV (4)	6.40%
Fiscal YTD Cumulative Distribution Rate (5)	4.58%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Diversified Income & Convertible Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, September 29, 2025 – Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on September 12, 2025 (ex-date September 12, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	September 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.052	3.6%
Net Realized Short-Term Capital Gains	0.171	95.0%	0.458	31.8%
Net Realized Long-Term Capital Gains	0.009	5.0%	0.450	31.3%
Return of Capital (or other Capital Source)	0.000	0.0%	0.480	33.3%

Total Distribution	$0.180	100.0%	$1.440	100.0%

(1)	Fiscal year started February 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

August 29, 2025
Average Annual Total Return on NAV for the 5-year period (2)	8.67%
Annualized Current Distribution Rate (3)	8.97%
Fiscal YTD Cumulative Total Return on NAV (4)	9.49%
Fiscal YTD Cumulative Distribution Rate (5)	5.23%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Diversified Income & Convertible Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, October 30, 2025 – Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on October 14, 2025 (ex-date October 14, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	October 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.042	2.6%
Net Realized Short-Term Capital Gains	0.180	100.0%	0.938	57.9%
Net Realized Long-Term Capital Gains	0.000	0.0%	0.509	31.4%
Return of Capital (or other Capital Source)	0.000	0.0%	0.131	8.1%

Total Distribution	$0.180	100.0%	$1.620	100.0%

(1)	Fiscal year started February 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

September 30, 2025
Average Annual Total Return on NAV for the 5-year period (2)	10.25%
Annualized Current Distribution Rate (3)	8.56%
Fiscal YTD Cumulative Total Return on NAV (4)	15.51%
Fiscal YTD Cumulative Distribution Rate (5)	5.71%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Diversified Income & Convertible Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, November 26, 2025 – Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on November 13, 2025 (ex-date November 13, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	November 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.060	3.3%
Net Realized Short-Term Capital Gains	0.180	100.0%	1.564	86.9%
Net Realized Long-Term Capital Gains	0.000	0.0%	0.176	9.8%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%

Total Distribution	$0.180	100.0%	$1.800	100.0%

(1)	Fiscal year started February 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

October 31, 2025
Average Annual Total Return on NAV for the 5-year period (2)	11.49%
Annualized Current Distribution Rate (3)	8.26%
Fiscal YTD Cumulative Total Return on NAV (4)	20.61%
Fiscal YTD Cumulative Distribution Rate (5)	6.19%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Diversified Income & Convertible Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, December 30, 2025 – Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on December 11, 2025 (ex-date December 11, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	December 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.055	2.8%
Net Realized Short-Term Capital Gains	0.180	100.0%	1.925	97.2%
Net Realized Long-Term Capital Gains	0.000	0.0%	0.000	0.0%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%

Total Distribution	$0.180	100.0%	$1.980	100.0%

(1)	Fiscal year started February 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

November 28, 2025
Average Annual Total Return on NAV for the 5-year period (2)	8.37%
Annualized Current Distribution Rate (3)	8.36%
Fiscal YTD Cumulative Total Return on NAV (4)	19.99%
Fiscal YTD Cumulative Distribution Rate (5)	6.97%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Diversified Income & Convertible Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, January 9, 2026 – Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a special year-end distribution of $0.384 per share to shareholders of record at the close of business on December 29, 2025 (ex-date December 29, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	Special Year-End Distribution Sources		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.055	2.3%
Net Realized Short-Term Capital Gains	0.023	6.0%	1.948	82.4%
Net Realized Long-Term Capital Gains	0.361	94.0%	0.361	15.3%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%

Total Distribution	$0.384	100.0%	$2.364	100.0%

(1)	Fiscal year started February 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

November 28, 2025
Average Annual Total Return on NAV for the 5-year period (2)	8.37%
Annualized Current Distribution Rate (3)	8.36%
Fiscal YTD Cumulative Total Return on NAV (4)	19.99%
Fiscal YTD Cumulative Distribution Rate (5)	8.45%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate ($0.18 per share) annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)

Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end. The Fiscal YTD Cumulative Distribution Rate would be 6.97% if the special year-end distribution of $0.384 per share was excluded.

Virtus Diversified Income & Convertible Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, January 29, 2026 – Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on January 12, 2026 (ex-date January 12, 2026).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	January 2026 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.053	2.1%
Net Realized Short-Term Capital Gains	0.028	15.6%	1.978	77.7%
Net Realized Long-Term Capital Gains	0.152	84.4%	0.513	20.2%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%

Total Distribution	$0.180	100.0%	$2.544	100.0%

(1)

Fiscal year started February 1, 2025. Per share amount includes the special year-end distribution of $0.384 per share paid January 9, 2026 to shareholders of record at the close of business on December 29, 2025 sourced from net realized short-term gains and net realized long-term gains.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

December 31, 2025
Average Annual Total Return on NAV for the 5-year period (2)	6.70%
Annualized Current Distribution Rate (3)	8.62%
Fiscal YTD Cumulative Total Return on NAV (4)	18.95%
Fiscal YTD Cumulative Distribution Rate (5)	9.43%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate ($0.18 per share) annualized as a percentage of the Fund’s NAV at month end.

Virtus Diversified Income & Convertible Fund - 2

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)

Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end (inclusive of the special year-end distribution) as a percentage of the Fund’s NAV at month end. The Fiscal YTD Cumulative Distribution Rate would be 7.90% if the special year-end distribution of $0.384 per share was excluded.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92840N100

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